Contingent liabilities	12 Months Ended
Dec. 31, 2021
Contingent liabilities
Contingent liabilities
30 Contingent liabilities

Group guarantees

The Company has issued declarations of joint and several liability for Takeaway.com Group B.V., Takeaway.com Central Core B.V., Takeaway.com European Operations B.V., Takeaway.com Payments B.V. and Takeaway.com Express Netherlands B.V., in accordance with Section 403 of Part 9 of Book 2 of the Dutch Civil Code.

Takeaway.com Group B.V. has declared to be liable vis-à-vis Yourdelivery and Takeaway Express GmbH only in the subsequent fiscal year for any obligations entered into by Yourdelivery and Takeaway Express GmbH until 31 December 2021. Based on section 264 paragraph 3 of the German Commercial Code, Yourdelivery and Takeaway Express GmbH are exempt from certain requirements of the German Commercial Code.

Takeaway.com Payments B.V. has agreed that in case Stichting Derdengelden Takeaway.com has insufficient funds to meet its payment obligations to Partners, consumers and entities within the Just Eat Takeaway.com group, Takeaway.com Payments B.V. will immediately pay this deficit.

Legal proceedings

Subject to the matters disclosed below, there are no governmental, legal or arbitration proceedings (including any such proceedings which are pending or threatened of which Just Eat Takeaway.com is aware), during a period covering at least the previous 12 months which may have, or have had in the recent past, significant effects on the Just Eat Takeaway.com’s financial position or results.

Gig Economy Matters

Just Eat Takeaway.com is involved in various legal proceedings including labour and employment claims, some of which relate to the alleged misclassification of independent contractors.

In July 2018, a courier on the SkipTheDishes network filed a putative class action claim in Manitoba alleging that all couriers providing services on the Skip network in Canada are employees and not independent contractors. The relevant court has not yet determined if the claim will be certified as a class action and, if so, which couriers would be included in any such class.

While it is difficult to assess the merits or potential quantum with certainty, the current assessment is that a successful claim against Just Eat Takeaway.com is not probable. No provision has currently been recorded. Given the uncertain nature of the relevant events and liabilities, it is not practicable to provide information on the estimate of the financial effect, if any, or timing.

Grubhub currently has a number of pending putative class actions, Private Attorney General Act lawsuits and arbitrations alleging the misclassification of independent contractors. Legislation in this area continues to evolve, and Grubhub therefore expects to continue to receive an increased number of misclassification claims. Nonetheless, the Company believes that its approach to classification is supported by the law and intends to continue to defend itself vigorously in these matters. The Company does not believe any of the foregoing claims will have a material impact on its consolidated financial statements. However, there is no assurance that any claim will not be combined into a collective or class action.

In Italy, Just Eat Italy S.R.L. received orders from the public prosecutor and labour, social security and public insurance inspectors that state that couriers engaged by Just Eat Italy should be considered ‘workers’, in Italy called co.co.co., instead of independent contractors. Having transitioned to an employed courier model in 2021, as well as signing a collective bargaining agreement with the largest unions for the employment of couriers, Just Eat Italy subsequently resolved the public prosecutor orders. On 1 April 2021, Just-Eat Italy received a further order with the calculation of the social security contributions for said couriers, including fines for late payment. The related accrual is included in Trade and other liabilities. Just Eat Takeaway.com continues to evaluate its approach towards, and any potential objections to, the order regarding social security contributions.

In Australia, Just Eat Takeaway.com’s subsidiary Menulog Pty. Ltd. (“Menulog”) received a position paper from the Australian Taxation Office (the “ATO”) on 11 September 2019 stating that the couriers engaged by Menulog should be considered employees rather than independent contractors. Menulog has challenged this based on the legislation and recent case law. In October 2021, the ATO provided Menulog with the Reasons for Decision Paper in which it reiterated its previous decision and stipulates that the guidance should be applied retrospectively. Menulog continues to disagree with the position of the ATO. In November 2021, the ATO has put the audit and any related actions on hold. Menulog continues to evaluate its approach towards, and any potential objections to, the Reasons for Decision Paper.

EU State Aid

In October 2017, the European Commission (the ‘‘EC’’) announced it was conducting a state aid investigation into the Group Financing Exemption contained within the UK’s Controlled Foreign Company (‘‘CFC’’) legislation. The Group Financing Exemption (contained within Chapter 9 of Part 9A of the Taxation (International and Other Provisions) Act 2010) was introduced in 2013 when the UK CFC rules were revised.

On 20 August 2019, the EC published its final decision in the Official Journal following the conclusion of its investigation.

Following the decision, the EC ordered the UK to recover in full the CFC charge that would have applied if no claim under the Group Financing Exemption had been made, to the extent that the profits were attributable to qualifying loan relationships which involved UK activities.

Just Eat Takeaway.com believes the EC came to the wrong conclusion following its investigation and has applied to the General Court of the European Union (the ‘‘GCEU’’) to annul the decision. The UK government, along with a number of other affected companies, has submitted similar annulment applications.

Similar to other UK-based international companies, Just Eat Takeaway.com may be impacted by the final outcome of this investigation, potentially with previously exempt finance flows becoming subject to the UK’s CFC legislation and therefore UK tax, in addition to its relevant affiliates being subject to applicable tax legislation in their own tax jurisdictions. Just Eat Takeaway.com is continuing to work with its advisers to assess the EC’s decision on its position as guidance is released from Her Majesty’s Revenue and Customs (‘‘HMRC’’) and other sources. While there is considerable uncertainty with regard to both the annulment process and any corresponding liability assessed by HMRC, the maximum potential cash exposure has been calculated to be £17 million including interest (€19 million including interest), should the EC’s decision be upheld. Just Eat Takeaway.com has appealed the decision on a number of grounds and continues to engage with HMRC on the matter.

We believe the European Commission's decision to be without merit, however in line with IFRS 3, Just Eat Takeaway.com assumed a contingent liability of €3 million in our opening balance sheet for this matter. The UK Government is required to commence collection proceedings and a new law was enacted as of 17 December 2020 to empower HMRC to do this. However, the new law is a charging mechanism only and not an arbitration on the merits of the on-going litigation. If the state aid decision is annulled, then any amounts paid will be returned to Just Eat Takeaway.com following this final determination.

Due to the newly enacted legislation, HMRC issued a charging notice for €14 million on 1 February 2021 and this was paid on 26 February 2021. This is a collection mechanism only and does not alter the ongoing merits of the case which is subject to on-going litigation.

Civil Litigation

In August 2011, Ameranth, Inc. (“Ameranth”) filed a patent infringement action against a number of defendants, including Grubhub Holdings Inc., in the U.S. District Court for the Southern District of California, Case No. 3:11-cv-1810. Ameranth subsequently initiated additional actions for infringement of a related patent, including separate actions against Grubhub, Case No. 3:12-cv-739, which were consolidated along with approximately 40 other cases Ameranth filed in the same district. In 2018, the district court granted summary judgement to another defendant and stayed the Grubhub cases. The district court’s decision has been affirmed on appeal and Grubhub anticipates that the district court will issue a final, favorable ruling by or before June 2022. Grubhub believes this case lacks merit and that a loss is not probable.

On 20 November 2019, a purported stockholder of Grubhub Inc. filed a putative class action complaint against Grubhub Inc., then Chief Executive Officer Matthew Maloney, and then President and Chief Financial Officer Adam DeWitt in the United States District Court for the Northern District of Illinois, Case No. 19 Civ. 7665. The complaint, which was amended on 24 July 2020, asserts violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder, based on its allegation that the defendants made false and misleading statements about Grubhub’s growth, competitive landscape, and strategy. The complaint seeks unspecified compensatory damages and attorneys’ fees, amongst other relief. In September 2021, the district court denied Grubhub’s motion to dismiss and the case is now proceeding to limited discovery and then mediation (currently scheduled for April 6, 2022). The defendants believe that the case is without merit and that a resolution may result from the mediation. Given the early stage of the proceedings, a reasonable estimate of the amount of any possible loss or range of loss cannot be made at this time.

In 2020, Grubhub received a letter from International Business Machines Corporation (“IBM”) alleging that Grubhub’s website and mobile application products infringe certain U.S. patents held by IBM. Grubhub and IBM have discussed a potential resolution of IBM’s allegations, and to date, IBM has not filed any litigation against Grubhub regarding the patents. In addition, Grubhub believes it has meritorious defenses to IBM’s allegations, although there can be no assurances that Grubhub will reach a satisfactory resolution, or that it would be successful in defending against a claim by IBM in the event that a complaint was to be filed.

Just Eat Takeaway.com is, from time to time, involved in various other legal proceedings arising from normal course of business activities, including claims from Partners. Generally, Just Eat Takeaway.com does not believe any of such claims will have significant effects on Just Eat Takeaway.com’s consolidated financial position or results. In Canada and Israel, some Partners have challenged applicable commission rates. Just Eat Takeaway.com disclaims liability and is defending these claims.

Legal advice indicates that the possibility exists that a liability for an amount of €17 million, could arise as a consequence of the case in Israel. Just Eat Takeaway.com is not expecting a material net exposure on these legal proceedings, considering related reimbursements to be received from third parties.

With regards to the Canadian case, the plaintiff has agreed to discontinue the claim.